                                                                    EXHIBIT 10.2

                              FIFTH AMENDMENT TO
                               CREDIT AGREEMENT
                               ----------------


     This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                     ---------
April 8, 1999, is among CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), each of the banks or other lending institutions which is or may
---------
from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and collectively, the
                                                     ----
"Banks"), THE FIRST NATIONAL BANK OF CHICAGO and NATIONAL CITY BANK, as co-
 -----
agents ("Co-Agents"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly
         ---------
known as Texas Commerce Bank National Association), a national banking association ("Chase"), as agent for itself and the other Banks, as issuer of
              -----
Letters of Credit under the Agreement, and as the swing line lender (in such capacity, together with its successors in such capacity, the "Agent").
                                                              -----

                                   RECITALS:

          A. The Borrower, the Banks, the Co-Agents and the Agent have entered into that certain Credit Agreement dated as of October 15, 1997, as amended by (i) that certain First Amendment to Credit Agreement dated as of February 20, 1998, (ii) that certain Second Amendment to Credit Agreement dated as of July 24, 1998,
               (iii) that certain Third Amendment to Credit Agreement dated as of September 11, 1998, and (iv) that certain Fourth Amendment to Credit Agreement dated as of March 5, 1999 (as amended, the "Agreement").
                ---------

          B. The Borrower, the Banks, the Co-Agents and the Agent now desire to amend the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I
                                  ---------

                                  Definitions
                                  -----------

     1.1       Definitions.   Capitalized terms used in this Amendment, to the
               -----------
          extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II
                                  ----------

                                  Amendments
                                  ----------

     2.1       Removal of Fuji Bank.  Effective as of and from the date hereof,
               --------------------
          (a) The Fuji Bank, Limited, Houston Agency ("Fuji Bank") is hereby
                                                       ---------
          removed as a Bank and shall no longer be party to the Agreement and any other Loan Document; (b) the

          Commitment of Fuji Bank under the Agreement is hereby terminated; and
          (c) Fuji Bank shall be released from any further duty, liability and obligation of any nature whatsoever under the Agreement and any other Loan Document. Notwithstanding the foregoing, the indemnity obligations under Section 14.2 of the Agreement and all other obligations which survive the termination of the Agreement and any other Loan Document shall survive the removal of Fuji Bank and the termination of its Commitment thereunder.

     2.2       Remaining Banks.  The Commitments of the Banks other than Fuji
               ---------------
          Bank shall remain unchanged, and the respective Commitment Percentages and pro rata shares of such Banks shall be adjusted accordingly effective as of the date hereof. As of the date hereof, Fuji Bank shall be deemed to have sold and transferred to each of the other Banks and each of such other Banks shall be deemed irrevocable and unconditionally to have purchased and received from Fuji Bank (to the extent of such other Bank's Commitment Percentage, as adjusted in accordance with this Section), without recourse or warranty, Fuji Bank's participation share under Section 3.3 of the Agreement in all
                                           -----------
          Letters of Credit outstanding on the date hereof and related rights.

     2.3       Waiver of Notice.  The Agent and the Banks hereby waive any
               ----------------
          notice required under Section 2.10 of the Agreement for a reduction
                                ------------
          of the Commitments pursuant to this Amendment.

     2.4       Definition of "Commitment".  Effective as of the date hereof, the
               --------------------------
          definition of "Commitment" set forth in Section 1.1 of the Agreement
                         ----------               -----------
          is hereby amended to read in its entirety as follows:

          "Commitment" means, as to each Bank, the obligation of such Bank to
           ----------
     make Advances pursuant to Sections 2.1 and 2.2 and issue or participate in
                               ------------     ---
     Letters of Credit pursuant to Sections 3.1 and 3.3 in an aggregate
                                   ------------     ---
     principal amount at any time outstanding up to but not exceeding the amount set forth below opposite the name of such Bank under the heading "Commitment":

               Bank                               Commitment
               ----                               -----------
     Chase Bank of Texas, National          $25,000,000 (including a $5,000,000
     Association                            Swing Line Commitment)

     The First National Bank of Chicago     $25,000,000

     National City Bank                     $25,000,000

     Credit Lyonnais New York Branch        $20,000,000

     Wells Fargo Bank (Texas), National     $20,000,000
     Association

     , or the Commitment amount assigned or retained pursuant to an Assignment and Acceptance, or the Commitment amount for such Bank specified in documentation executed pursuant to Section 2.12; in each case, as such
                                        ------------
     amount may be reduced pursuant to Section 2.10 or terminated pursuant to
                                       ------------
     Section 2.10 or Section 12.2.
     ------------    ------------

     2.5       Definition of "Companies Cash Flow".  Effective as of February
               -----------------------------------
          28, 1999, the proviso at the end of subparagraph (b) of the definition of "Companies Cash Flow" set forth in Section 1.1 of the Agreement is
                                                -----------
          hereby amended to read as follows:

     provided, however, that in calculating Companies Cash Flow (i) changes in
     --------  -------
     the allowance for doubtful accounts shall not be treated as a non-cash item for purposes of such calculation, and (ii) special charges in the aggregate amount of $20,382,000 recorded in the quarter ending November 30, 1998, for the settlement of the shareholder lawsuit and a charge taken as part of Borrower's strategic repositioning, shall be excluded from the calculation of Companies Cash Flow.

     2.6       Reduction or Termination of Commitment.  Effective as of the date
               --------------------------------------
          hereof, the last sentence of Section 2.10 of the Agreement is hereby
                                       ------------
          amended to read as follows:

          The Commitments may not be reinstated after they have been terminated or reduced, except for the Commitment Increase pursuant to Section 2.12.

     2.7       Commitment Increase.  Effective as of the date hereof, Article
               -------------------
          II of the Agreement is hereby amended to add the following Section
                                                                     -------
          2.12 to the end thereof, which Section 2.12 shall read in its entirety
          ----                           ------------
          as follows:

          Section 2.12.  Commitment Increase.  The parties hereto understand
                         -------------------
     that the Borrower may seek one or more financial institutions to take a Commitment or Commitments in the aggregate amount of $20,000,000 (the "Commitment Increase"). The Commitment Increase may be taken by any existing Bank hereunder by increasing the Commitment of such existing Bank (each an "Increasing Bank") or by a new Bank added as a party hereto (each
               ---------------
     an "Additional Bank"), subject to the conditions hereinafter specified. For purposes of the foregoing, Agent may, from time to time, (i) admit Additional Banks hereunder, or (ii) at the request of any Increasing Bank, increase the Commitment of such Increasing Bank, subject to the following conditions:

                    (a)    each Additional Bank shall be an Eligible Assignee;

                    (b)    Borrower shall execute (i) a new Note payable to the
                         order of each Additional Bank, or (ii) a replacement Note payable to the order of each Increasing Bank;

                    (c)    Borrower and Agent shall execute appropriate
                         documentation to add each Additional Bank as a party to this Agreement, whereupon such Additional Bank shall have all of the rights and obligations of a Bank hereunder and under the other Loan Documents;

                    (d)    Each Additional Bank and each Increasing Bank shall
                         pay to the Agent for the account of the other Banks an amount equal to its Percentage Commitment of outstanding Advances, and such amount so paid shall constitute an Advance by such Additional Bank or Increasing Bank under its Note and a payment of principal to the other Banks under their respective Notes, and the outstanding principal balances of the respective Notes shall be increased or reduced accordingly;

                    (e)    After giving effect to the admission of any
                         Additional Bank or the increase in the Commitment of any Increasing Bank, the aggregate amount of the Commitments shall not exceed $135,000,000; and

                    (f)    No admission of any Additional Bank shall increase
                         the Commitment of any existing Bank.

     Upon and as of the date of the addition of any Additional Bank to the Agreement or the increase of the Commitment of any Increasing Bank, (i) the Commitments of the other Banks shall remain unchanged, and the respective Commitment Percentages and pro rata shares of such Banks shall be adjusted accordingly, and (ii) each of the other Banks shall be deemed to have sold and transferred to such Additional Bank or such Increasing Bank, as the case may be, and such Additional Bank or Increasing Bank shall be deemed irrevocably and unconditionally to have purchased and received from each such other Banks (on a pro rata basis, based on such other Banks' respective Commitment Percentages, as adjusted in accordance with this Section) a portion of such other Banks' participation shares under Section
                                                                        -------
     3.3 in all Letters of Credit outstanding on such date and related rights,
     ---
     in an aggregate amount equal to such Additional Bank's or such Increasing Bank's Commitment Percentage of such outstanding Letters of Credit. The addition of any Additional Bank or the increase of the Commitment of an Increasing Bank and the effects thereof as described in this Section shall occur automatically upon satisfaction of the conditions specified above, without the necessity for further documentation to be executed by the other Banks. Neither Agent nor any Co-Agent nor any Bank shall have any obligation to find or arrange for any Additional Bank, and no Bank shall have any obligation to increase its Commitment.

                                  ARTICLE III
                                  -----------

                             Conditions Precedent
                             --------------------

     3.1    Conditions.  The effectiveness of this Amendment is subject to the
            ----------
          satisfaction of the following conditions precedent:

                    (a)    Interest and Fees.  The Borrower shall pay to the
                           -----------------
                         Agent for the account of Fuji Bank all accrued interest owing to Fuji Bank hereunder, all accrued fees on the amount of Fuji Bank's Commitment which is terminated by this Amendment, and all other amounts owing to Fuji Bank under the Agreement other than the principal amount of outstanding Advances.

                    (b)    Outstanding Advances.  The Banks shall pay to the
                           --------------------
                         Agent for the account of Fuji Bank their respective Commitment Percentages (as adjusted pursuant to Section
                                                                         -------
                         2.2 hereof) of outstanding Advances made by Fuji Bank.
                         ---
                         All amounts so paid shall constitute Advances by the Banks and shall increase the outstanding principal balances of their respective Notes accordingly.

                    (c)    Note.  Fuji Bank shall return to the Agent, for
                           ----
                         delivery to the Borrower, the original Note payable to Fuji Bank, which Note shall be marked "cancelled."

                    (d)    Representations and Warranties.  The representations
                           ------------------------------
                         and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

                    (e)    No Default.  No Default shall have occurred and be
                           ----------
                         continuing.

                    (f)    Corporate Matters.  All corporate proceedings taken
                           -----------------
                         in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                    (g)    Additional Documentation. The Agent shall have
                           ------------------------
                         received such additional approvals, opinions, or documents as the Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                  ARTICLE IV
                                  ----------

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1       Ratifications.  The terms and provisions set forth in this
               -------------
          Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2       Representations and Warranties.  Borrower hereby represents and
               ------------------------------
          warrants to the Agent and the Banks that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or
          (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default has occurred and is continuing.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     5.1       Survival of Representations and Warranties.  All representations
               ------------------------------------------
          and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

     5.2       Reference to Agreement.  Each of the Loan Documents, including
               ----------------------
          the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     5.3       Expenses of the Agent. Borrower agrees to pay on demand all costs
               ---------------------
          and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Agent's legal counsel.

     5.4       Severability.  Any provision of this Amendment held by a court of
               ------------
          competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.5       APPLICABLE LAW.  NOTWITHSTANDING ANYTHING TO THE CONTRARY
               --------------
          CONTAINED IN THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.6       Successors and Assigns.  This Amendment is binding upon and shall
               ----------------------
          inure to the benefit of the Borrower, the Banks, the Co-Agents and the Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

     5.7       Counterparts.  This Amendment may be executed in one or more
               ------------
          counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument .

     5.8       Headings.  The headings, captions, and arrangements used in this
               --------
          Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.9       Release of Claims.  The Borrower and the Guarantors each hereby
               -----------------
          acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, Borrower and the Guarantors each hereby waives, and hereby release the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5.10      ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
               ----------------
          DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK
                            SIGNATURE PAGES FOLLOW.]

     Executed as of the date first written above.

                                        BORROWER:
                                        --------

                                        CELLSTAR CORPORATION


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________

                              AGENTS AND BANKS:
                              ----------------

                              CHASE BANK OF TEXAS,
                              NATIONAL ASSOCIATION (formerly known as
                              Texas Commerce Bank National Association), as Agent and as a Bank


                              By:___________________________________________
                                 Name:______________________________________
                                 Title:_____________________________________



                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as a Co-Agent and a Bank


                              By:___________________________________________
                                 Name:______________________________________
                                 Title:_____________________________________

                              NATIONAL CITY BANK,
                              as a Co-Agent and a Bank


                              By:___________________________________________
                                 Name:______________________________________
                                 Title:_____________________________________

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:___________________________________________
                                 Name:______________________________________
                                 Title:_____________________________________

                                       THE FUJI BANK, LIMITED,
                                       HOUSTON AGENCY


                                       By:___________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                       WELLS FARGO BANK (TEXAS),
                                       NATIONAL ASSOCIATION


                                       By:___________________________________
                                          Name:______________________________
                                          Title:_____________________________


     Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.


                                       NATIONAL AUTO CENTER, INC.


                                       By:___________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                       CELLSTAR, LTD.

                                       BY:  National Auto Center, Inc.,
                                            General Partner

                                       By:___________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                   CELLSTAR FULFILLMENT, LTD.

                                   By: Cellstar Fulfillment, Inc.,
                                       General Partner



                                        By:______________________________
                                           Name:_________________________
                                           Title:________________________


                                   CELLSTAR WEST, INC.



                                   By:___________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                   ACC-CELLSTAR, INC.



                                   By:___________________________________
                                      Name:______________________________
                                      Title:_____________________________



                                   CELLSTAR FINANCO, INC.


                                   By:___________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                   CELLSTAR FULFILLMENT, INC.

                                   By:_____________________________
                                      Name:________________________
                                      Title:_______________________



                                   NAC HOLDINGS, INC.


                                   By:_____________________________
                                        Elaine Flud Rodriguez
                                        President



                                   CELLSTAR INTERNATIONAL CORPORATION/
                                   ASIA


                                   By:_____________________________
                                      Name:________________________
                                      Title:_______________________



                                   AUDIOMEX EXPORT CORP.


                                   By:_____________________________
                                     Name:_________________________
                                     Title:________________________

                                        CELLSTAR INTERNATIONAL
                                        CORPORATION/SA


                                        By:_____________________________
                                          Name:_________________________
                                          Title:________________________

                                        CELLSTAR AIR SERVICES, INC.


                                        By:_____________________________
                                          Name:_________________________
                                          Title:________________________

                                        A & S AIR SERVICE, INC.


                                        By:_____________________________
                                          Name:_________________________
                                          Title:________________________

                                        CELLSTAR TELECOM, INC.


                                        By:_____________________________
                                          Name:_________________________
                                          Title:________________________

                                        FLORIDA PROPERTIES, INC.


                                        By:_______________________________
                                          Name:___________________________
                                          Title:__________________________



                                        CELLSTAR GLOBAL SATELLITE
                                        SERVICE, LTD.

                                        By:  National Auto Center, Inc.,
                                             General Partner

                                             By:__________________________
                                               Name:______________________
                                               Title:_____________________